Permian Basin, TX ‘38 SE Basin, Turkey ‘10 Applying old lessons to new frontiers June ‘10 Exhibit 99.1

Disclaimer

Forward-Looking Statements
Outlooks, projections, estimates, targets, and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities;
revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include changes in long-term oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance; timely completion of development projects; war and other political or security disturbances; changes in law or government regulation; the outcome of commercial negotiations; the actions of competitors; unexpected technological developments; the occurrence and duration of economic recessions; unforeseen technical difficulties; and other factors discussed here and under the heading  “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Report quarter
TransAtlantic’s 2009 audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the Company. The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice.
ended March 31, 2010 available at our website at www.transatlanticpetroleum.com and www.sec.gov. See also TransAtlantic’s 2009

Introduction to
Chairman Malone Mitchell, A Best-In-Class Operator
$10.5
Riata Energy
EBITDA CAGR +72.2%
$92.6
‘85
‘91
‘94
‘08
‘06
Malone Mitchell 3    founded Riata Energy with $500
Acquired interest in Pakenham Field (West Texas). Birth of vertical integration.
After drilling 34 wells, sold Pakenham Field to Chevron for $97mm
Purchased >200,000 prospective acres in Pinon Field
Refined vertical integration strategy
Mr. Mitchell sold controlling stake to Chesapeake Energy (NYSE: CHK) Co-
Founder for $500mm. Riata Energy is renamed SandRidge Energy (NYSE: SD).
Mr. Mitchell & Family sold an additional $500mm stake in SandRidge (NYSE: SD)
’99 –‘06
‘95
USD in mm
3
Survived and Thrived In Many Cycles
WTI $/bbl
EOT
rd
EBITDA Revs

Built prior company (Lariat Services) to:
$175mm in assets
$139mm in 3     party sales
$33mm in 3     party net income
Key takeaways:
Lower cost / stretches dollars
Boost operational flexibility
Profit from 3     party work
* Page F38, ‘08 SandRidge Energy (NYSE: SD)  Annual Report
3yr Avg
F&D Cost
($/Mcfe)
Mean: $1.25
Riata was the low cost
leader in finding reserves
Riata
As of 12/31/04
John S. Herold
Database
Wells Drilled CAGR +49.5%
Net Production CAGR +38.4%
23
115
Pinon Field
Wells Drilled
Pinon Field
Annual MMcf
Vertical Integration – “We’ve Done This
Before”
rd
rd
rd

Capitalize A Good Idea

Identify
Greater, conventional opportunities exist internationally
Big, contiguous acreage blocks
Good fiscal terms
Opportunity for high rate wells
Target Countries
Large net importers of oil & gas
Under-explored
Known petroleum systems
Good fiscal terms
Respect for Rule of Law
Acquire
Management/technical team with international experience
acquiring attractive onshore acreage
Fund
Mitchell Group delivers capital, management, and technical
expertise
Execute
Achieving scale and reproducing Riata’s vertically integrated drilling & services business is key to success

TransAtlantic

Prepared For Growth
Mar09
Jun09
Apr08-
May08
Dec08
Jul09
Nov09
Capital invested (CDN)      $187.3mm
Common share ownership 156.1mm
Ownership      51.3%
Zorlu bridge loan commitment  $100.0mm
Commitment to Execute
Ownership includes Mitchell Group & associates
Excludes 296,666 of open market purchases and option exercises.
Mr. Mitchell does not have voting or investment control over shares held by associates.
Mar10
May10
Jan10
TransAtlantic Petroleum is a vertically
integrated, international exploration &
production company focused on Turkey,
Morocco, and Romania
Key statistics (as of 6/23/10)
Exchange / Ticker Toronto / TNP
NYSE-AMEX / TAT
$/share
(US)
$3.49
Shares outstanding 304.4mm
Market cap (US)
$1,062mm
Float 147.0mm shares
% of shares outstanding 48%
52 week range $1.50 - $4.10
Average daily volume ~600,000
Mr. Mitchell and former Riata Energy executive Mr. Matthew
McCann are appointed Chairman and Director, respectively
Acquired rigs & equipment. Vertical integration begins.
Acquired production when oil was at < $40/bbl oil (Selmo
oil field
and Thrace Basin)
Raised CDN $162mm
Acquired Energy Operations Turkey, LLC (Paleozoic Trend)
Raised CDN $115mm
Appointed Gary Mize as Chief Operating Officer
Cash and undrawn revolver of $38mm and $30mm, respectively
Announced US $100mm acquisition of Zorlu’s E&P operations

Why Turkey?

Crude Oil Consumption
vs. Production
Royalty 12.5%
Tax 20.0%
Investment in Turkey
increasing:
Chevron
Exxon
Petrobras
’08 Avg. BOPD
Consumption   696k
Production 42k
Net Imports 654k
000
BOPD
Turkey imports >70%
of its gas consumption
from Russia
Gas priced at ~$8/mcf
Known petroleum
systems and attractive
geology
Opportunity for
modern technology to
make a difference
No stimulation history

Becoming Turkey’s Best Public Oil & Gas
Company

Land
Over 7mm gross acres*
Development & exploration balance
Oil & Gas balance
Investment Thesis
Technology
3D seismic
PDC & directional drilling
Fracture stimulation
Integration
Oil field services
Midstream capacity
Cost – availability – value capture
Sivas Basin
Apricot Basin
Paleozoic Trend
Diyarbakir
Southeast Basin
Thrace Basin
Istanbul
Salt Lake
Basin
Ankara
Selmo
4175

Introduction to
Thrace Basin

Black Sea
Marmara Sea
Istanbul
office
Edirne wells
Zorlu-Amity yard
TransAtlantic acreage
Gross/Net 1.7mm 1.1mm
Prolific Tertiary gas basin, Turkey’s
most productive onshore gas
province
Shallow and deep gas potential

Thrace Shallow Gas (55% Interest)
3D is Key

Current activity
Ortakci-2 discovery
Bademlik-1 rig up
Commenced 3D on Zorlu
acreage
3D is Key
o
100% success on initial 14
prospects from 3D
o
>200km
²
of 3D seismic, of which
100km
²
is ready for interpretation
o
8 locations mapped
Superior Economics
o
Quick to drill
o
Capex/well $0.7m
o
IPR 1,200-1,500 MCF/d
o
2-6 months payout (@ $8/MCF)
Reserves
o
Net 2P reserves: 21 BCF (1)

Thrace Deep Gas
Fracing Unlocks The Potential

N – S Regional Cross-Section
of Western Thrace Basin
Thick sedimentary basin with tremendous
upside from fracture stimulation of tight sands
and “show wells”
Fracture stimulation equipment arrives mid-
year
Technology delivers value
2,000 ft.
Horizontal
Well
100 ft.
Vertical Well
2,000 ft.
Horizontal
Well
222 ft²
of contact
20 x vertical
270 x vertical
13.5 x horizontal
1,013 x vertical
50 x horizontal
Reservoir Contact From Various Types of Wells and Fracing
(1)
100 ft.
Vertical Well
(1) - Schlumberger

Shallow & Deep Gas
Acquisition of Zorlu’s E&P
Operations
12
Thrace Basin Formations
Terms
$100mm, of which $20mm will be allocated
to future gas distribution networks
Financed via bridge loan from Company
Chairman, Malone Mitchell
Expected closing in 3Q, following regulatory
approval
Key Assets
Zorlu as a strategic partner
Increase prospective acreage in the Thrace
Basin from 0.2mm to 1.7mm gross acres
Targets include shallow and deeper gas,
both conventional and unconventional
Current production of 7mmcf/d
Additional production of 10mmcf/d
awaiting connection to a pipeline
Upside
Fracture stimulation
Numerous re-entry candidates
Deep prospects with large structural
closures
Extension of shallow gas play

TransAtlantic & TPAO
Explore For Unconventional
Resources
Partner Summary
Agreement with the National Oil Company of Turkey
Initial Phase – participate in 2 licenses (3791 and 3165) in
Thrace Basin and SE Turkey
Targeting tight sands and shale formations
Initial work program targets several structures with old
show wells
TransAtlantic operates through facilities, TPAO operates
production
Molla License
Abdul Aziz-1
Black
Sea
Marmara
Sea
Thrace - Re-Entries Identified
                         SE Turkey  –  First Re-Entry

Introduction to
Southeast Turkey
IRAQ
SYRIA
TURKEY
IRAN
14
TransAtlantic
Application
Exposure to over 2.1mm and 1.6mm gross/net acres, respectively
Southeast Turkey is the northern extension of the Arabian Basin
Large anticlines hold large opportunities in Turkey, Syria, and Iraq

Introduction to
Selmo
Oil Field (100% Interest)
15
Current activity
Drilling S-55
Completing S-69
Reduced water production by over 50%
Optimizing drilling and completion methods
Selmo Pay
Zone Feet Description
MSD 75 Dolomite
LSL 250 Limestone
LSD 75 Dolomite
History
Discovered by Mobil in 1964 and located near the
prolific Zagros fold belt, which encompasses the oil
fields of Iran and Iraq
Second largest oil field in Turkey (by cumulative
production) and is estimated to have greater than
600 mmbls of oil in place, with ~ 85 mmbls
produced to date. API of 34°
Upside Opportunity – “Drill Baby Drill”
2P reserves:  19.7mmbls (1)
Plan to down-space to 40-acre spacing (~250k per
well)
Vertically integrated to reduce costs by half
o
Acidizing equipment to provide upside
completion opportunity
o
Drilling campaign kicked off in Q3:09
(production up 30%+)
o
Currently drilling 10th infill well
o
~18 infill wells in ‘10
(1) - DeGolyer & MacNaughton Reserve Report, effective 12/31/09

53
Western Flank: Focus Area
•Good well spacing, under developed
•Low BS+W area
•Targeting MSD,LSL & LSD Horizons
•Completions improved by utilising
TA’s own equipment
52
Eastern Flank: Producing
horizons limited to MSD
and very upper part of LSL
only.
Northern Flank:
•Under developed
•Good well spacing area
•55 Targeting complete
MSD and LSL horizons
SWEET SPOT:  Good potential
from MSD & Top LSL horizons.
S-69  is under completion.
44 ST:  Good potential from
MSD & Top LSL horizons.
51
61
Flowed
450bopd
45 ST
62
54
69
58
72
48
64
57
70
68
KEY:
• Wells Drilled
• Next Wells to be drilled
49
60
56
71
Enhancing Productivity By Drilling In The North & West

Introduction to
Paleozoic Trend

History
Acquired Energy Operations Turkey, LLC ("EOT") for $7.75
million.
50% interest in License 3118 (“Arpatepe”)
Purchase included the Arpatepe-1 and Arpatepe-2 wells
Wells flowed naturally from Bedinan sandstones at 440
and 190 gross bopd from limited perforations
Acidized Arpatepe-1 in early March resulting in a
production increase to 500 BOPD (now at 350 BOPD)
Activities (Current and Future)
Completed Arpatepe-3 (50%) on line soon ~100 bopd
Completed Arpatepe-2 (50%), ~100 bopd
Evaluating
Goksu-1 re-entry (100%)
Completing Pinabarsi-1 (50%)
3D Acquisition in Q3 (to optimize well locations)
6+ planned wells in 2010/Q1 2011 – post 3D
Modern acidizing equipment working in July
Fracture stimulation equipment mid-year
Resource potential from Dadas shale
Top of
Mardin
Top of
Mardin
Top of
Bedinan
Top of
Bedinan
Paleozoic Trend Geologic Column

Paleozoic Trend

Block  4173 Block  4173
100% 100%
Block  4174 Block  4174
100% 100%
Block  3118 Block  3118
50% 50%
LEGEND
Field Prospect
Exploration
40 Acres
Goksu
Molla
oil field
(Mardin)
Kastel oil field
(Mardin)
Tested oil
(75 bopd)
(Bedinan)
Source
Kitchen
Migration
Ambarcik
Tested Oil
(Bedinan)
Arpatepe
1, 2, 3
Strategy
3D seismic is desirable to identify sweet
spots for optimum well placement
Potential NNE-SSW favorable depositional
trends
270 sqkm acquisition to commence in Q3
Find more wells like Arpatepe-1
Possible
Outline of 3D
Seismic Survey
2010
Objectives
Bedinan
sandstone (primary)
Hazro
sandstone (secondary)
Dadas
shale (Woodford equivalent)
Modern completions unlock value

2010 Exploration Upside - 4175

4175
IRAQ
Karatcho Karatcho
Rumilan Rumilan
Sazaba Sazaba
Souedieh Souedieh
DNO-Tawke
DNO- Tawke
-Tawke
Tawke Field Field
TURKEY
Interest 100%
Acres 117,691
Location Near the town of Cizre, close to the Iraq border
Play Type Anticline – Paleozoic / Mesozoic / Cenozoic
Opportunity
-
Giant oil fields of the Zagros fold belt extend from NW Iraq into
NE Syria and SE Turkey
-
~100 km from the DNO Tawke discovery
Activity
- Processed 2D seismic, which indicated large structure
consistent with the Kerberan surface anticline
- Kaletepe prospect is anticipated to contain both Mardin and
Paleozoic aged formations
- Currently rigging up on Kaletepe-1

20 Bakuk License Overview & Neighbor Fields Leads from 2D Seismic Bakuk-1 Bakuk-101 3D Seismic Area

Bakuk-101A
•
TransAtlantic 50%
•
Twin of Bakuk-1
•
Encountered gas in marly Sst of
Germav Fm.
•
Testing gas at clearly
commercial rates
Bakuk-1  w/ Bakuk-101A Casing
7” Casing Shoe
@ 3148’ (960m)
Bakuk-1 (~3.2 MMscfd)
Bakuk-101A
Sinan Fm.
Germav Fm.
Bakuk-1 (~1 MMscfd)

SURFACE ELEVATION Bakuk Surface Elevation Bakuk-1 Bakuk-101

Romania Exploration

Romania Exploration
Gas Prone Gas Prone
Bulgarian Jurassic Oilfields
Oil Prone
Oil Prone
Coyote / Wolf
(Jurassic oil play)
Shale Gas potential
TransAtlantic’s
Acreage: 1.4
million gross / 0.7 million net

Morocco Exploration

Morocco

Basin
Structures
(numerous
gas fields)
Oil
Oil Trend
3D
Atlantic Ocean
TransAtlantic’s Acreage:
4.2 million gross / 2.5 million net
East Area
Basin
Structures
Gas Pipeline
Thrusted Structures
West Area
Ouezzane-Tissa
HKE-1 exploratory
encountered gas; will be re-
drilled
Tselfat – 3D defined prospects
Drilled BTK-1
Currently drilling GUW-1
Meknes
Mediterranean
Oil fields
3D
Rabat
Spain
Asilah Permit:
Area of recently
shot 2D seismic
Recent
discoveries
BTK-1,
GUW-1
HKE-1

10 Km 20 Km
Morocco – Oil Trend
3D Arb Line
NW
SE
Time:
Sec.
Depth
Ft.
900
1200
1500
1800
2000
2400
2600
2900
3200
T
T
UJ Zone
Producing
Zone
H Field
LJ Zone
Producing
Zone
BD Field
UJ
23
0
History
Discovered first oil in the 1910s
In 2008, TransAtlantic shot 175
²
km of 3D
seismic
Status
Defined multiple prospects revealed by 3D
seismic and existing 2D seismic
BTK-1 first 3D prospect that has been drilled
GUW-1 is the second
Primary production may originate from
Tertiary clastics (TR), Upper Jurassic clastics
(UJ), Lower Jurassic carbonates (LJ), and
Triassic clastics (T)

Viking International

“We’ve Done This Before”
Packenham Field
Grew production
from 40 mcf/d to
30,000 mcf/d
Pinon Field
’85 ’90 ’95 ’00 ’05 ‘10
Riata Energy
Malone Mitchell 3
founded Riata
Energy with $500
TransAtlantic
Established
new vision
Vertical Integration Strategy
Since beginning our vertical integration strategy with a single tubing trailer, we’ve constructed over 50 rigs and drilled thousands of wells rd

We’ve Done This Before –
Encore
Development
Maximizing returns by reducing drilling and operating costs
Pursuing projects that permit development from existing cash flow, without the need to tie up excessive capital “building reserves”
Exploration
Prioritizing opportunities, balancing risk with reward and near-term with longer-term projects, resulting in advancing projects with asymmetric upside
Working to reduce costs by utilizing our own equipment, planning for
“scale,” and partnering out risk
Joint Venture Opportunities
Seek to lower risk and accelerate activity
Expand our opportunities
GOAL
Create a fully funded, international, vertically integrated E&P company
26